EXHIBIT 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Walter Thomsen, certify, PURSUANT TO 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report of Proteo, Inc. on form 10-QSB for the three months ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such quarterly report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Proteo, Inc.



Date:    August  12,  2004                   By:  /s/  Walter  Thomsen
                                           -------------------------------------
                                           Walter  Thomsen
                                           Chief  Executive  Officer  &
                                           Chief  Financial  Officer



A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears typed from within the electronic version of this written statement required by Section 906, has been provided to Proteo, Inc. and will be retained by Proteo, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.